Alpha Hedged Strategies Fund
Beta Hedged Strategies Fund

Each a series of AIP Alternative Strategies Funds

July 25, 2007

Supplement to the Prospectus
Class C Shares
dated April 30, 2007

•	The following replaces the Shareholder Fees table in the section titled, “Fees and Expenses” on page 12 of the Prospectus.

	Alpha Hedged	Beta Hedged
	Strategies Fund	Strategies Fund
Shareholder Fees(1)(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price	None	None
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Maximum Account Fee(2)	None	None

NOTES TO FEE TABLE

(1)
Although no sales loads or transaction fees are charged, you may be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ Transfer Agent.

(2)	IRA accounts will be charged a $15.00 annual maintenance fee.

•	The following information supplements the section titled “Investment Sub-Advisors to Underlying Funds” on the inside front cover of the prospectus.

Sage Capital Management, LLC
Simran Capital Management, LLC
Viewpoint Investment Partners

•	The following paragraphs supplement the section titled “Investment Advisor” on pages 27 - 29 of the prospectus.

Investment Advisor

The following Underlying Funds may be utilized by each Fund:

Long/Short Equity – Growth – 1
This strategy employs long and short trading in primarily U.S. domestic equity securities.  This strategy attempts to achieve capital appreciation and capital preservation with low to moderate correlation to market indices.

•	Addition of Sub-Advisors

Effective May 22, 2007, the Board of Trustees has appointed Sage Capital Management, LLC (“Sage”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets.  The appointment of Sage does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective May 22, 2007, the Board of Trustees has appointed Simran Capital Management, LLC (“Simran”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets.  The appointment of Simran does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective May 22, 2007, the Board of Trustees has appointed Viewpoint Investment Partners (“Viewpoint”), as sub-advisor to the Underlying Funds Trust (the “Trust”) to manage a portion of an Underlying Fund’s assets.  The appointment of Viewpoint does not require shareholder approval under the terms of the exemptive order issued to the Funds by the SEC.  The exemptive order permits the Advisor to hire new sub-advisors subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section of the Prospectus on pages 30-36 describing the sub-advisors to the Funds is hereby amended to add the following:

Sage Capital Management, LLC:

The Advisor has entered into a sub-advisory agreement with Sage Capital Management, LLC (“Sage”), to manage a portion of the Convertible Bond Arbitrage – 1 portfolio. Sage is located at 665 South Orange Avenue, Suite 3, Sarasota, FL 34236, and is a registered investment advisor. Sage provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors and separate accounts.  As of June 30, 2007, Sage managed approximately $177 million in assets.

Simran Capital Management, LLC:

The Advisor has entered into a sub-advisory agreement with Simran Capital Management, LLC (“Simran”), to manage a portion of the Deep Value Hedged Income – 1 portfolio. Simran is located at 161 North Clark Street, 47th Floor, Chicago, IL 60601, and is a registered investment advisor. Simran provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors and separate accounts.  As of June 30, 2007, Simran managed approximately $75 million in assets.

Viewpoint Investment Partners:

The Advisor has entered into a sub-advisory agreement with Viewpoint Investment Partners (“Viewpoint”), to manage a portion of the Long/Short Equity – Growth – 1 portfolio. Viewpoint is located at 11995 El Camino Real, Suite 305, San Diego, CA 92130, and is a registered investment advisor. Viewpoint provides investment advice and portfolio management services to individually managed accounts for high net worth individuals, institutional investors and separate accounts.  As of June 30, 2007, Viewpoint managed approximately $84 million in assets.

Please retain this Supplement with your
Prospectus for future reference.